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                        PAINEWEBBER GLOBAL INCOME FUND

                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber Global Income Fund ("Fund") is a non-diversified series of PaineWebber Investment Series ("Trust"), a professionally managed mutual fund. The Fund seeks high current income consistent with prudent investment risk, with capital appreciation as a secondary objective; it invests principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated February 26, 1996. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated February 26, 1996, as revised March 1, 1996.

                     INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. Many of the foreign securities held by the Fund are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  In addition to purchasing securities of foreign issuers in foreign markets, the Fund may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets and EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR evidencing ownership of common stock will be treated as common stock.

  The Fund anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such
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countries. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

  SOVEREIGN DEBT. Investment by the Fund in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

  Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

  FOREIGN CURRENCY TRANSACTIONS. Although the Fund values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do

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not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  The Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to

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make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board of trustees.

  YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of fixed income obligations. A description of ratings assigned to corporate debt obligations and preferred stock by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value or the risks of changes in foreign currency exchange rates. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by the Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the obligation but is not required to dispose of it.

  In addition to ratings assigned to individual issues, Mitchell Hutchins analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements

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only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the amount of the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts." The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of its total assets are outstanding.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to the Fund.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian bank, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

  U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES. The U.S. government securities in which the Fund may invest include mortgage-backed securities issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, which represent undivided ownership interests in pools of mortgages. The mortgages backing these securities include both fixed and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities'

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market value, however, which is likely to vary inversely with fluctuations in interest rates, and the guarantees do not extend to the yield or value of the Fund's shares. These securities are "pass-through" instruments through which the holders receive a share of the interest and principal payments from the mortgages underlying the securities, net of certain fees. The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty, and the prepayment characteristics of the underlying mortgages may vary. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund will reinvest prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time. Accelerated prepayments adversely affect yields for mortgage-backed securities purchased by the Fund at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for mortgage-backed securities purchased by the Fund at a discount.

  SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging and Related Income Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate protection transactions or forward currency contracts.

INVESTMENT LIMITATIONS OF THE FUND

  The Fund may not (1) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of the Fund's total assets are outstanding; (2) purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 50% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; (3) make an investment in any one industry if the investment would cause the value of such investments at the time of purchase in such industry to be 25% or more of the total assets of the Fund taken at market value; (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts; (5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (6) make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box"; (7) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate and foreign currency futures contracts and options thereon, may engage in transactions in foreign currency and may purchase or sell options on foreign currencies for hedging purposes; (9) invest in oil, gas or mineral-related programs or leases; (10) make loans, except through loans of portfolio securities as described in this Statement of Additional Information and except through repurchase agreements, provided that for

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purposes of this restriction the acquisition of publicly distributed bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or (11) purchase any securities issued by any other investment company, except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

  The foregoing fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations. The Fund will continue to interpret fundamental investment limitation (7) to prohibit investment in real estate limited partnerships.

  The following investment restrictions may be changed by the vote of the Trust's board of trustees without shareholder approval. The Fund may not (1) purchase or retain the securities of any issuer if the officers and trustees of the Trust and the officers and directors of Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of the issuer) own in the aggregate more than 5% of the securities of the issuer; (2) invest more than 10% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (3) make investments in warrants, if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York or American Stock Exchange, provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of its net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities; (4) purchase any security if as a result it would have more than 5% of its total assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years; or (5) invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. This non-fundamental policy (5) can be changed only upon 30 days' advance notice to shareholders.

PROPOSED CHANGES TO INVESTMENT LIMITATIONS OF THE FUND

  At a special meeting of shareholders scheduled for April 10, 1996, shareholders of the Fund will be asked to approve changes to the Fund's fundamental investment limitations. If approved, the following investment limitations will supersede and replace those listed in the first paragraph of the preceding section titled "Investment Limitations of the Fund":

  The Fund will not:

  (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

  (2) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing,

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     except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

  (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures or other debt securities and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

  (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

  (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

  (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, except that the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  If the foregoing fundamental investment limitations are approved by the Fund's shareholders, the Fund would become subject to the non-fundamental restrictions listed below, which would replace certain of the Fund's current fundamental limitations. These non-fundamental investment restrictions may be changed by the Trust's board of trustees without shareholder approval.

  The Fund will not:

  . purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  . engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  . invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition.

  . purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.


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                     HEDGING AND RELATED INCOME STRATEGIES

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and forward currency contracts and enter into interest rate protection transactions to attempt to hedge the Fund's portfolio and to enhance income. Although it has no intention of doing so during the coming year, Mitchell Hutchins also may attempt to hedge the Fund's portfolio through the use of interest rate futures and options thereon. The particular Hedging Instruments are described in the Appendix to the Prospectus.

  Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  The Fund may purchase and write (sell) covered straddles on securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a long straddle when Mitchell Hutchins believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put option written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

  (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities in which it is authorized to invest and foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the options. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the covered option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Fund may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

  The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  The Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

  GUIDELINES FOR OPTIONS. The Fund's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

  (1) The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

  (2) The aggregate value of securities underlying put options written by the Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

  (3) The aggregate premiums paid on all options (including options on securities, foreign currencies or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

  Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund's portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

  The Fund may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  GUIDELINES FOR FUTURES AND RELATED OPTIONS. The Fund's use of futures and related options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

  (1) To the extent the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

  (2) The aggregate premiums paid on all options (including options on securities, foreign currencies or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5%of the Fund's total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another foreign currency or a basket of currencies, the values of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, the Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owns securities denominated in a foreign currency and Mitchell Hutchins believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the existing instrument, in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

  INTEREST RATE PROTECTION TRANSACTIONS. The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period.

  The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are entered into by the Fund.

  The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and, accordingly, they are less liquid than swaps.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

NAME AND ADDRESS*;                                   BUSINESS EXPERIENCE;
       AGE            POSITION WITH TRUST            OTHER DIRECTORSHIPS
------------------    -------------------            --------------------
E. Garrett Bewkes,        Trustee and        Mr. Bewkes is a director of and a
Jr.**; 69               Chairman of the       consultant to, Paine Webber Group
                       Board of Trustees      Inc. ("PW Group") (holding company
                                              of PaineWebber and Mitchell
                                              Hutchins). Prior to 1988, he was
                                              chairman of the board, president
                                              and chief executive officer of
                                              American Bakeries Company. Mr.
                                              Bewkes is also a director of Inter-
                                              state Bakeries Corporation, NaPro
                                              BioTherapeutics, Inc. and a direc-
                                              tor or trustee of 24 other invest-
                                              ment companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.

                                                           BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     POSITION WITH TRUST            OTHER DIRECTORSHIPS
 ----------------------     -------------------            --------------------
Meyer Feldberg; 53                Trustee          Mr. Feldberg is Dean and Professor
Columbia University                                 of Management of the Graduate
101 Uris Hall                                       School of Business, Columbia Uni-
New York, New York 10027                            versity. Prior to 1989, he was
                                                    president of the Illinois Institute
                                                    of Technology. Dean Feldberg is
                                                    also a director of AMSCO Interna-
                                                    tional Inc., Federated Department
                                                    Stores, Inc., and New World Commu-
                                                    nications Group Incorporated and a
                                                    director or trustee of 16 other in-
                                                    vestment companies for which Mitch-
                                                    ell Hutchins or PaineWebber serves
                                                    as investment adviser.
George W. Gowen; 66               Trustee          Mr. Gowen is a partner in the law
666 Third Avenue                                    firm of Dunnington, Bartholow &
New York, New York 10017                            Miller. Prior to May 1994, he was a
                                                    partner in the law firm of Fryer,
                                                    Ross & Gowen. Mr. Gowen is also a
                                                    director of Columbia Real Estate
                                                    Investments, Inc. and a director or
                                                    trustee of 14 other investment com-
                                                    panies for which Mitchell Hutchins
                                                    or PaineWebber serves as investment
                                                    adviser.
Frederic V. Malek; 59             Trustee          Mr. Malek is chairman of Thayer Cap-
901 15th Street, N.W.                               ital Partners (investment bank) and
Suite 300                                           a co-chairman and director of CB
Washington, D.C. 20005                              Commercial Group Inc. (real es-
                                                    tate). From January 1992 to Novem-
                                                    ber 1992, he was campaign manager
                                                    of Bush-Quayle '92. From 1990 to
                                                    1992, he was vice chairman, and
                                                    from 1989 to 1990, he was president
                                                    of Northwest Airlines Inc., NWA
                                                    Inc. (holding company of Northwest
                                                    Airlines Inc.) and Wings Holdings
                                                    Inc. (holding company of NWA Inc.)
                                                    Prior to 1989, he was employed by
                                                    the Marriott Corporation (hotels,
                                                    restaurants, airline catering and
                                                    contract feeding), where he most
                                                    recently was an executive vice
                                                    president and president of Marriott
                                                    Hotels and Resorts. Mr. Malek is
                                                    also a director of American Manage-
                                                    ment Systems, Inc., Automatic Data
                                                    Processing, Inc., Avis, Inc., FPL
                                                    Group, Inc., ICF International,
                                                    Manor Care, Inc., National Educa-
                                                    tion Corporation and Northwest Air-
                                                    lines Inc. and a director or
                                                    trustee of 14 other investment

                                                           BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     POSITION WITH TRUST            OTHER DIRECTORSHIPS
 ----------------------     -------------------            --------------------
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
Judith Davidson Moyers;           Trustee          Mrs. Moyers is president of Public
60                                                  Affairs Television, Inc., an educa-
Public Affairs Televi-                              tional consultant and a home econo-
sion                                                mist. Mrs. Moyers is also a direc-
356 W. 58th Street                                  tor of Ogden Corporation and a di-
New York, New York 10019                            rector or trustee of 14 other in-
                                                    vestment companies for which Mitch-
                                                    ell Hutchins or PaineWebber serves
                                                    as investment adviser.
Margo N. Alexander; 49           President         Mrs. Alexander is president, chief
                                                    executive officer and a director of
                                                    Mitchell Hutchins and an executive
                                                    vice president and a director of
                                                    PaineWebber. Mrs. Alexander is also
                                                    a director or trustee of eight in-
                                                    vestment companies and president of
                                                    29 other investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
Teresa M. Boyle; 37            Vice President      Ms. Boyle is a first vice president
                                                    and manager--advisory administra-
                                                    tion of Mitchell Hutchins. Prior to
                                                    November 1993, she was compliance
                                                    manager of Hyperion Capital Manage-
                                                    ment, Inc., an investment advisory
                                                    firm. Prior to April 1993, Ms.
                                                    Boyle was a vice president and man-
                                                    ager--legal administration of
                                                    Mitchell Hutchins. Ms. Boyle is
                                                    also a vice president of 29 other
                                                    investment companies for which
                                                    Mitchell Hutchins or PaineWebber
                                                    serves as investment adviser.
Joan L. Cohen; 31            Vice President and    Ms. Cohen is a vice president and
                            Assistant Secretary     attorney of Mitchell Hutchins.
                                                    Prior to December 1993, she was an
                                                    associate at the law firm of Seward
                                                    & Kissel. Ms. Cohen is also a vice
                                                    president and assistant secretary
                                                    of 24 other investment companies
                                                    for which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.

                                                           BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     POSITION WITH TRUST            OTHER DIRECTORSHIPS
 ----------------------     -------------------            --------------------
 C. William Maher; 34        Vice President and    Mr. Maher is a first vice president
                            Assistant Treasurer     and a senior manager of the mutual
                                                    fund fi-
                                                    nance division of Mitchell
                                                    Hutchins. Mr. Maher is also a vice
                                                    president and assistant treasurer
                                                    of 29 other investment companies
                                                    for which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 Dennis McCauley; 48           Vice President      Mr. McCauley is a managing director
                                                    and chief investment officer--fixed
                                                    income of Mitchell Hutchins. Prior
                                                    to December 1994, he was Director
                                                    of Fixed Income Investments of IBM
                                                    Corporation. Mr. McCauley is also a
                                                    vice president of 17 other invest-
                                                    ment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
 Ann E. Moran; 38            Vice President and    Ms. Moran is a vice president of
                            Assistant Treasurer     Mitchell Hutchins. Ms. Moran is
                                                    also a vice president and assistant
                                                    treasurer of 29 other investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
 Dianne E. O'Donnell; 43     Vice President and    Ms. O'Donnell is a senior vice pres-
                                 Secretary          ident and deputy general counsel of
                                                    Mitchell Hutchins. Ms. O'Donnell is
                                                    also a vice president and secretary
                                                    of 29 other investment companies
                                                    for which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 Victoria E. Schonfeld;        Vice President      Ms. Schonfeld is a managing director
 45                                                 and general counsel of Mitchell
                                                    Hutchins. From April 1990 to May
                                                    1994, she was a partner in the law
                                                    firm of Arnold & Porter. Ms. Schon-
                                                    feld is also a vice president of 29
                                                    other investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 Paul H. Schubert; 33        Vice President and    Mr. Schubert is a first vice presi-
                            Assistant Treasurer     dent and a senior manager of the
                                                    mutual fund finance division of
                                                    Mitchell Hutchins. From August 1992
                                                    to August 1994, he was a vice pres-
                                                    ident at BlackRock Financial Man-
                                                    agement, Inc. Prior to August

                                                         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE    POSITION WITH TRUST            OTHER DIRECTORSHIPS
----------------------    -------------------            --------------------
                                                  1992, he was an audit manager with
                                                  Ernst & Young LLP. Mr. Schubert is
                                                  also a vice president and assistant
                                                  treasurer of 29 other investment
                                                  companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.
Julian F. Sluyters; 35     Vice President and    Mr. Sluyters is a senior vice presi-
                               Treasurer          dent and the director of the mutual
                                                  fund finance division of Mitchell
                                                  Hutchins. Prior to 1991, he was an
                                                  audit senior manager with Ernst &
                                                  Young LLP. Mr. Sluyters is also a
                                                  vice president and treasurer of 29
                                                  other investment companies for
                                                  which Mitchell Hutchins or Paine-
                                                  Webber serves as investment advis-
                                                  er.
Gregory K. Todd; 39        Vice President and    Mr. Todd is a first vice president
                          Assistant Secretary     and associate general counsel of
                                                  Mitchell Hutchins. Prior to 1993,
                                                  he was a partner in the law firm of
                                                  Shereff, Friedman, Hoffman &
                                                  Goodman. Mr. Todd is also a vice
                                                  president and assistant secretary
                                                  of 29 other investment companies
                                                  for which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.
Stuart Waugh; 40             Vice President      Mr. Waugh is a managing director and
                                                  a portfolio manager of Mitchell
                                                  Hutchins responsible for global
                                                  fixed income investments and cur-
                                                  rency trading. Mr. Waugh is also a
                                                  vice president of four other in-
                                                  vestment companies for which
                                                  Mitchell Hutchins serves as invest-
                                                  ment adviser.
Keith A. Weller; 34        Vice President and    Mr. Weller is a first vice president
                          Assistant Secretary     and associate general counsel of
                                                  Mitchell Hutchins. From September
                                                  1987 to May 1995, he was an attor-
                                                  ney in private practice. Mr. Weller
                                                  is also a vice president and assis-
                                                  tant secretary of 24 other invest-
                                                  ment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.

--------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Mr. Bewkes is an "interested person" of the Trust as defined in the 1940 Act by virtue of his position with PW Group.

  The Trust pays trustees who are not "interested persons" of the Trust $3,000 annually and $250 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of the Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of the Trust's current trustees who held office during the fiscal year ended October 31, 1995.

                              COMPENSATION TABLE

                                              PENSION OR                      TOTAL COMPENSATION
                             AGGREGATE    RETIREMENT BENEFITS    ESTIMATED    FROM THE TRUST AND
                           COMPENSATION   ACCRUED AS PART OF  ANNUAL BENEFITS  THE FUND COMPLEX
NAME OF PERSON, POSITION  FROM THE TRUST*  A FUND'S EXPENSES  UPON RETIREMENT PAID TO TRUSTEES**
------------------------  --------------- ------------------- --------------- ------------------
E. Garrett Bewkes, Jr.,
 Trustee and chairman of
 the board of trustees..         --               --                --                  --
Meyer Feldberg,
 Trustee................      $7,000              --                --             $106,375
George W. Gowen,
 Trustee................       7,000              --                --               99,750
Frederic V. Malek,
 Trustee................       7,000              --                --               99,750
Judith Davidson Moyers,
 Trustee................       7,000              --                --               98,500

--------
 * Represents fees paid to each trustee during the fiscal year ended
   October 31, 1995.
** Represents total compensation paid to each trustee during the calendar year ended December 31, 1995.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the Fund pursuant to a contract with the Trust dated April 21, 1988 ("Advisory Contract"). Under the Advisory Contract the Fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, according to the following schedule:

                                                ANNUAL
             AVERAGE DAILY NET ASSETS            RATE
             ------------------------           ------
             Up to $500 million................ 0.750%
             In excess of $500 million
              up to $1.0 billion............... 0.725
             In excess of $1.0 billion
              up to $1.5 billion............... 0.700
             In excess of $1.5 billion
              up to $2.0 billion............... 0.675
             Over $2.0 billion................. 0.650

  For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, the Fund paid (or accrued) to Mitchell Hutchins advisory and administrative fees of $9,229,318, $12,723,592 and $11,643,58, respectively.

  Under a service agreement pursuant to which PaineWebber provides certain services to the Fund not otherwise provided by the Fund's transfer agent, which agreement is reviewed by the Trust's board of trustees annually, during the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, PaineWebber earned service fees of $376,299, $487,859 and $467,885, respectively.

  Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to the Fund or the Trust's other series are allocated among series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the 1940 Act) of the Trust or Mitchell Hutchins, (6) all expenses incurred in connection with the trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates,
(13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

  As required by state regulation, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund exceed applicable limits in any fiscal year. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, no reimbursements were made pursuant to such limitation.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the Trust's board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund.

  The following table shows the approximate net assets as of January 31, 1996, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                      NET ASSETS
      INVESTMENT CATEGORY                                              ($ MIL)
      -------------------                                             ----------
      Domestic (excluding Money Market).............................. $ 5,694.9
      Global.........................................................   2,879.2
      Equity/Balanced................................................   2,858.1
      Fixed Income (excluding Money Market)..........................   5,716.0
        Taxable Fixed Income.........................................   3,965.6
        Tax-Free Fixed Income........................................   1,750.4
      Money Market Funds.............................................  21,810.3

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owned to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B and Class C shares of the Fund under separate distribution contracts with the Trust dated July 7, 1993 and November 10, 1995 (collectively, "Distribution Contracts"), that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber dated July 7, 1993 and November 10, 1995, relating to the Class A, Class B and Class C shares of the Fund (collectively, "Exclusive Dealer Agreements"), Paine Webber and its correspondent firms sell the Fund's shares.

  Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares. Under the Class B Plan, the Fund also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, The Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares.

  Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the Trust's board of trustees at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Trust's board of trustees, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant Class of the Fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

  In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins will allocate expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of shares of such Class to the sales of all three Classes of shares. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.

  For the fiscal year ended October 31, 1995, the Fund paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C
Plans:

Class A.............................................................. $1,499,377
Class B..............................................................  5,822,394
Class C..............................................................    538,004

  Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Fund during the fiscal year ended October 31, 1995:

                                    CLASS A

Marketing and advertising........................................... $  335,668
Printing of prospectuses and statements of additional information...      2,061
Branch network costs allocated and interest expense.................  3,764,453
Service fees paid to PaineWebber investment executives..............    674,720

                                    CLASS B

Marketing and advertising........................................... $  203,843
Amortization of commissions.........................................  2,756,777
Printing of prospectuses and statements of additional information...      1,252
Branch network costs allocated and interest expense.................  3,047,478
Service fees paid to PaineWebber investment executives..............    655,020

                                    CLASS C

Marketing and advertising........................................... $   89,803
Amortization of commissions.........................................    158,675
Printing of prospectuses and statements of additional information...        551
Branch network costs allocated and interest expense.................  1,110,149
Service fees paid to PaineWebber investment executives..............     80,701

  "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Fund's shares, including the PaineWebber retail branch system.

  In approving the Fund's overall Flexible Pricing SM system of distribution, the Trust's board of trustees considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders; (2) facilitate distribution of the Fund's shares; and
(3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  In approving the Class A Plan, the trustees considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

  In approving the Class B Plan, the trustees considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

  In approving the Class C Plan, the trustees considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

  With respect to each Plan, the trustees considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The trustees also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

  Under the Distribution Contract for the Class A shares and similar prior distribution contracts, for the periods set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:

                                                           FISCAL YEAR ENDED
                                                              OCTOBER 31,
                                                       -------------------------
                                                        1995     1994     1993
                                                       ------- -------- --------
   Earned............................................. $43,136 $193,492 $560,223
   Retained...........................................  26,258   15,764   11,464

  For the fiscal year ended October 31, 1995, Mitchell Hutchins earned and retained $2,395,994 in contingent deferred sales charges paid upon certain redemptions of Class B shares.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Trust's board of trustees, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions, through which most debt securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC market and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins generally seeks reasonably competitive commission rates and dealer spreads, payment of the lowest commission or spread is not necessarily consistent with obtaining the best net results. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, the Fund did not pay any brokerage commissions.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the last three fiscal years, the Fund paid no brokerage commissions to Mitchell Hutchins or any of its affiliates.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of the Fund and subject to the review of the Trust's board of trustees, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For the fiscal year ended October 31, 1995, Mitchell Hutchins directed no portfolio transactions to brokers chosen for research services.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts, and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The annual portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended October 31, 1995 and October 31, 1994, the portfolio turnover rates for the Fund were: 113% and 108%, respectively.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                        INFORMATION AND OTHER SERVICES

  COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the tables of sales charges in the Prospectus. The sales charge payable on the purchase of

Class A shares of the Fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

  An "eligible group of related Fund investors" can consist of any combination of the following:

    (a) an individual, that individual's spouse, parents and children;

    (b) an individual and his or her Individual Retirement Account ("IRA");

    (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

    (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

    (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; or

    (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer).

    (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

  RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

  WAIVERS OF SALES CHARGES--CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

  Certain PaineWebber mutual funds, including the Fund, offered shares subject to contingent deferred sales charges before the implementation of the Flexible Pricing system on July 1, 1991 ("CDSC Funds"). The contingent deferred sales charge is waived with respect to redemptions of Class B shares of a CDSC Fund purchased prior to July 1, 1991 by officers, directors (trustees) or employees of the CDSC Fund, Mitchell Hutchins or their affiliates (or their spouses and children under age 21). In addition, the contingent deferred sales charge will be reduced by 50% with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 with a net asset value at the time of purchase of at least $1 million. If Class B shares of a CDSC Fund purchased prior to July 1, 1991 are exchanged for Class B shares of the Fund, any waiver or reduction of the contingent deferred sales charge that applied to the Class B shares of the CDSC Fund will apply to the Class B shares of the Fund acquired through the exchange.

  ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee, and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objectives, policies and restrictions.

  If conditions exist that make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange, Inc. ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

  SYSTEMATIC WITHDRAWAL PLAN. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by the Fund of sufficient shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately five business days after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five business days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

  REINSTATEMENT PRIVILEGE--CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in the Fund without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends and Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(SM);
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA(R))

  Shares of the PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

  To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

  The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

PERIODIC INVESTING AND DOLLAR COST AVERAGING.

  Periodic investing in the PW Funds or other mutual funds, whether though the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.

  In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

  . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold
    MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

  . comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

  . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the seven RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA Connecticut Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

  . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

  . Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

  . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

  . expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

  . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

  The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                         CONVERSION OF CLASS B SHARES

  Class B shares will automatically convert to Class A shares, based on the relative net asset values per share of each of the two Classes, as of the close of business on the first Business Day (as defined below) of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. If the shareholder acquired Class B shares of the Fund through an exchange of Class B shares of a CDSC Fund that were acquired prior to July 1, 1991, the shareholder's holding period for purposes of conversion will be determined based on the date the CDSC Fund shares were initially issued. For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to (1) the continuing applicability of a ruling of the Internal Revenue Service that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and (2) the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES

  The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. ("NYSE") on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last available sale price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. It should be recognized that judgment often plays a greater role in valuing non-investment grade debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board of trustees determines that this does not represent fair value.

  Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

  The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the Fund's Performance Advertisements are calculated according to the following formula:


 P(1 + T)/n/    = ERV

where:    P     = a hypothetical initial payment of $1,000 to purchase shares of a specified Class
          T     = average annual total return of shares of that Class
          n     = number of years
          ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.


  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum 4% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

  The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

  Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

  The following table shows performance information for the Class A, Class B and Class C shares (formerly Class D shares) for the periods indicated. All returns for periods of more than one year are expressed as an annual average return.

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
Fiscal year ended October 31, 1995:
  Standardized Return*..................................   6.61%   5.24%  10.49%
  Non-Standardized Return...............................  11.09%  10.24%   9.74%
Five years ended October 31, 1995:
  Standardized Return*..................................     NA    5.75%     NA
  Non-Standardized Return...............................     NA    6.07%     NA
Inception** to October 31, 1995:
  Standardized Return...................................   6.45%   9.63%   5.55%
  Non-Standardized Return...............................   7.45%   9.63%   5.55%

--------
  *All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period.
 **The inception date for each Class is as follows: Class A--July 1, 1991, Class B--March 20, 1987 and Class C--July 2, 1992.

  YIELD. Yields used in the Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ("Period"), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:


  YIELD       = 2[ (a-b + 1)/6/-1 ]
                    ---
                    cd



 where:   a   = interest earned during the Period attributable to a Class of shares
          b   = expenses accrued for the Period attributable to a Class of shares (net of reimbursements)
          c   = the average daily number of shares of a Class outstanding during the Period that were entitled to receive dividends
          d   = the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period.


  Except as noted below, in determining interest income earned during the Period (variable "a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula) the Fund's current maximum 4% initial sales charge on Class A shares is included. For the 30-day period ended October 31, 1995, the yields for its Class A shares, Class B shares and Class C shares were 5.83%, 4.71% and 4.96%, respectively.

  OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper") for world income funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD"), or Morningstar Mutual Funds ("Morningstar") or with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Morgan Stanley Capital International Perspective Indices, the Salomon Brothers World Government Index, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Salomon Brothers Non-U.S. Dollar Index, the Lehman Bond Index, 30-year and 10-year U.S. Treasury Bonds and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.

  The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Fund are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the PFIC. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from transactions in options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures, forward currency contracts and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

  The Fund may acquire zero coupon Treasury securities issued with original issue discount. As a holder of such securities, the Fund must include in its gross income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures, forward currency contracts or foreign currency position, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                               OTHER INFORMATION

  PAINEWEBBER INVESTMENT SERIES. Prior to July 1, 1991, the name of the Fund was "PaineWebber Master Global Income Fund." Prior to November 10, 1995, the Fund's Class C shares were known as "Class D" shares.

  PaineWebber Investment Series is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust or the Fund. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, the Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  CLASS-SPECIFIC EXPENSES. The Fund might determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Fund, has passed upon the legality of the shares offered by the Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants.

                             FINANCIAL STATEMENTS

  The Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.

                                   APPENDIX

DESCRIPTION OF MOODY'S LONG-TERM DEBT RATINGS

  Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than the "Aaa" securities; A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE DEBT RATINGS

  AAA. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B. Debt rated "BB" and "B" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating; B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

  NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as matter of policy.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

  PRIME-1. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. PRIME-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

  A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1". A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ----------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Policies and Restrictions.....................................    1
Hedging and Related Income Strategies....................................    9
Trustees and Officers....................................................   17
Investment Advisory and Distribution Arrangements........................   23
Portfolio Transactions...................................................   28
Reduced Sales Charges, Additional Exchange and Redemption Information and
 Other Services..........................................................   29
Conversion of Class B Shares.............................................   33
Valuation of Shares......................................................   34
Performance Information..................................................   35
Taxes....................................................................   38
Other Information........................................................   40
Financial Statements.....................................................   41
Appendix.................................................................   42

(C)1996 PaineWebber Incorporated
[LOGO OF  RECYCLED PAPER APPEARS HERE]


                   PaineWebber
            Global Income Fund



--------------------------------------------------------------------------------
 Statement of Additional Information February 26, 1996, as revised March 1, 1996


--------------------------------------------------------------------------------


                                             [LOGO OF PAINE WEBBER APPEARS HERE]

                         PAINEWEBBER GLOBAL INCOME FUND
                                 CLASS Y SHARES
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber Global Income Fund ("Fund") is a non-diversified series of PaineWebber Investment Series ("Trust"), a professionally managed mutual fund. The Fund seeks high current income consistent with prudent investment risk, with capital appreciation as a secondary objective; it invests principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated February 26, 1996. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. Participants in the PaineWebber Savings Investment Plan may obtain a copy of the Prospectus by contacting the PaineWebber Incorporated Benefits Department, 1000 Harbor Boulevard, 10th Floor, Weehawken, New Jersey 07087, or by calling 1-201-902-4444. This Statement of Additional Information is dated February 26, 1996 as revised March 1, 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. Many of the foreign securities held by the Fund are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  In addition to purchasing securities of foreign issuers in foreign markets, the Fund may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR evidencing ownership of common stock will be treated as common stock.

  The Fund anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

  SOVEREIGN DEBT. Investment by the Fund in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

  Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

  FOREIGN CURRENCY TRANSACTIONS. Although the Fund values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  The Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board of trustees.

  YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of fixed income obligations. A description of ratings assigned to corporate debt obligations and preferred stock by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value or the risks of changes in foreign currency exchange rates. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by the Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the obligation but is not required to dispose of it.

  In addition to ratings assigned to individual issues, Mitchell Hutchins analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon their acquisition is accrued as interest and included in the Fund's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the amount of the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts." The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of its total assets are outstanding.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to the Fund.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian bank, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

  U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES. The U.S. government securities in which the Fund may invest include mortgage-backed securities issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, which represent undivided ownership interests in pools of mortgages. The mortgages backing these securities include both fixed and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities' value, however, which is likely to vary inversely with fluctuations in interest rates, and the guarantees do not extend to the yield or value of the Fund's shares. These securities are "pass-through" instruments through which the holders receive a share of the interest and principal payments from the mortgages underlying the securities, net of certain fees. The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty, and the prepayment characteristics of the underlying mortgages may vary. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund will reinvest prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time. Accelerated prepayments adversely affect yields for mortgage-backed securities purchased by the Fund at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for mortgage-backed securities purchased by the Fund at a discount.

  SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging and Related Income Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate protection transactions or forward currency contracts.

INVESTMENT LIMITATIONS OF THE FUND

  The Fund may not (1) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of the Fund's total assets are outstanding; (2) purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 50% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; (3) make an investment in any one industry if the investment would cause the value of such investments at the time of purchase in such industry to be 25% or more of the total assets of the Fund taken at market value; (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts; (5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (6) make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box"; (7) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate and foreign currency futures contracts and options thereon, may engage in transactions in foreign currency and may purchase or sell options on foreign currencies for hedging purposes; (9) invest in oil, gas or mineral-related programs or leases; (10) make loans, except through loans of portfolio securities as described in this Statement of Additional Information and except through repurchase agreements, provided that for purposes of this restriction the acquisition of publicly distributed bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or
(11) purchase any securities issued by any other investment company, except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

  The foregoing fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations. The Fund will continue to interpret fundamental investment limitation (7) to prohibit investment in real estate limited partnerships.

  The following investment restrictions may be changed by the vote of the Trust's board of trustees without shareholder approval. The Fund may not (1) purchase or retain the securities of any issuer if the officers and trustees of the Trust and the officers and directors of PaineWebber and Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of the issuer) own in the aggregate more than 5% of the securities of the issuer; (2) invest more than 10% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (3) make investments in warrants, if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or American Stock Exchange, Inc. ("AMEX"), provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of its net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities; (4) purchase any security if as a result it would have more than 5% of its total assets invested in securities of companies that, together with any predecessors, have been in continuous operation for less than three years; and
(5) invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. This non-fundamental policy (5) can be changed only upon 30 days' advance notice to shareholders.

PROPOSED CHANGES TO INVESTMENT LIMITATIONS OF THE FUND

  At a special meeting of shareholders scheduled for April 10, 1996, shareholders of the Fund will be asked to approve changes to the Fund's fundamental investment limitations. If approved, the following investment limitations will supersede and replace those listed in the first paragraph of the preceding section titled "Investment Limitations of the Fund":

  The Fund will not:

  (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

  (2) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

  (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures or other debt securities and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

  (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

  (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

  (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, except that the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  If the foregoing fundamental investment limitations are approved by the Fund's shareholders, the Fund would become subject to the non-fundamental restrictions listed below, which would replace certain of the Fund's current fundamental limitations. These non-fundamental investment restrictions may be changed by the Trust's board of trustees without shareholder approval.

  The Fund will not:

  . purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  . engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  . invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition.

  . purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                     HEDGING AND RELATED INCOME STRATEGIES

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and forward currency contracts, and enter into interest rate protection transactions, to attempt to hedge the Fund's portfolio and to enhance income. Although it has no intention of doing so during the coming year, Mitchell Hutchins also may attempt to hedge the Fund's portfolio through the use of interest rate futures and options thereon. The particular Hedging Instruments used by the Fund are described in the Appendix to the Prospectus.

  Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  The Fund may purchase and write (sell) covered straddles on securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a long straddle when Mitchell Hutchins believes it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put option written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading

Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

  (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities in which it is authorized to invest and foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the covered option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

  The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  The Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

  GUIDELINES FOR OPTIONS. The Fund's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

    (1) The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

    (2) The aggregate value of securities underlying put options written by the Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The Fund may purchase and sell foreign currency futures contracts and interest rate futures contracts, although the Fund does not intend to use interest rate futures contracts during the coming year. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

  Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

  The Fund may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  GUIDELINES FOR FUTURES AND RELATED OPTIONS. The Fund's use of futures and related options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

    (1) To the extent the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

    (2) The aggregate premiums paid on all options (including options on securities, foreign currencies or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, the Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owns securities denominated in a foreign currency and Mitchell Hutchins believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the existing instrument in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if
(1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

  INTEREST RATE PROTECTION TRANSACTIONS. The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period.

  The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid, high-grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are entered into by the Fund.

  The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                 POSITION                BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE          WITH TRUST                OTHER DIRECTORSHIPS
----------------------          ----------               --------------------
E. Garrett Bewkes,        Trustee and Chairman of Mr. Bewkes is a director and a
 Jr.**; 69                 the Board of Trustees   consultant to Paine Webber Group
                                                   Inc. ("PW Group") (holding com-
                                                   pany of PaineWebber and Mitchell
                                                   Hutchins). Prior to 1988, he was
                                                   chairman of the board, president
                                                   and chief executive officer of
                                                   American Bakeries Company.
                                                   Mr. Bewkes is also a director of
                                                   Interstate Bakeries Corporation,
                                                   NaPro BioTherapeutics, Inc. and a
                                                   director or trustee of 24 other
                                                   investment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.
Meyer Feldberg; 53                Trustee         Mr. Feldberg is Dean and Professor
Columbia University                                of Management of the Graduate
101 Uris Hall                                      School of Business, Columbia Uni-
New York, New York 10027                           versity. Prior to July 1989, he
                                                   was president of the Illinois In-
                                                   stitute of Technology. Dean
                                                   Feldberg is also a director of
                                                   AMSCO International Inc., Feder-
                                                   ated Department Stores, Inc., and
                                                   New World Communications Group
                                                   Incorporated and a director or
                                                   trustee of 16 other investment
                                                   companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   an investment adviser.

                                 POSITION                BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE          WITH TRUST                OTHER DIRECTORSHIPS
----------------------          ----------               --------------------
George W. Gowen; 66               Trustee         Mr. Gowen is a partner in the law
666 Third Avenue                                   firm of Dunnington, Bartholow &
New York, New York 10017                           Miller. Prior to May 1994, he was
                                                   a partner in the law firm of Fry-
                                                   er, Ross & Gowen. Mr. Gowen is
                                                   also a director of Columbia Real
                                                   Estate Investments, Inc. and a
                                                   director or trustee of 14 other
                                                   investment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.
Frederic V. Malek; 59             Trustee         Mr. Malek is chairman of Thayer
901 15th Street, N.W.                              Capital Partners (investment
Suite 300                                          bank) and a co-chairman and di-
Washington, D.C. 20005                             rector of CB Commercial Group
                                                   Inc. (real estate). From January
                                                   1992 to November 1992, he was
                                                   campaign manager of Bush-Quayle
                                                   '92. From 1990 to 1992, he was
                                                   vice chairman, and from 1989 to
                                                   1990, he was president of North-
                                                   west Airlines Inc., NWA Inc.
                                                   (holding company of Northwest
                                                   Airlines Inc.) and Wings Holdings
                                                   Inc. (holding company of NWA
                                                   Inc.). Prior to 1989, he was em-
                                                   ployed by the Marriott Corpora-
                                                   tion (hotels, restaurants, air-
                                                   line catering and contract feed-
                                                   ing), where he most recently was
                                                   an executive vice president and
                                                   president of Marriott Hotels and
                                                   Resorts. Mr. Malek is also a di-
                                                   rector of American Management
                                                   Systems, Inc., Automatic Data
                                                   Processing, Inc., Avis, Inc., FPL
                                                   Group, Inc., ICF International,
                                                   Manor Care, Inc., National Educa-
                                                   tion Corporation and Northwest
                                                   Airlines Inc. and a director or
                                                   trustee of 14 other investment
                                                   companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.

                                 POSITION                BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE          WITH TRUST                OTHER DIRECTORSHIPS
----------------------          ----------               --------------------
Judith Davidson Moyers;           Trustee         Mrs. Moyers is president of Public
60                                                 Affairs Television, Inc., an edu-
Public Affairs Televi-                             cational consultant and a home
sion                                               economist. Mrs. Moyers is also a
356 W. 58th Street                                 director of Ogden Corporation and
New York, New York 10019                           a director or trustee of 14 other
                                                   investment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.
Margo N. Alexander; 49           President        Mrs. Alexander is president, chief
                                                   executive officer and a director
                                                   of Mitchell Hutchins and an exec-
                                                   utive vice president and a direc-
                                                   tor of PaineWebber. Mrs. Alexan-
                                                   der is also a director or trustee
                                                   of eight investment companies and
                                                   president of 29 other investment
                                                   companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.
Teresa M. Boyle; 37           Vice President      Ms. Boyle is a first vice presi-
                                                   dent and manager--advisory admin-
                                                   istration of Mitchell Hutchins.
                                                   Prior to November 1993, she was
                                                   compliance manager of Hyperion
                                                   Capital Management, Inc., an in-
                                                   vestment advisory firm. Prior to
                                                   April 1993, Ms. Boyle was a vice
                                                   president and manager--legal ad-
                                                   ministration of Mitchell
                                                   Hutchins. Ms. Boyle is also a
                                                   vice president of 29 other in-
                                                   vestment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.
Joan L. Cohen; 31           Vice President and    Ms. Cohen is a vice president and
                            Assistant Secretary    attorney of Mitchell Hutchins.
                                                   Prior to December 1993, she was
                                                   an associate at the law firm of
                                                   Seward & Kissel. Ms. Cohen is
                                                   also a vice president and assis-
                                                   tant secretary of 24 other in-
                                                   vestment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

                                POSITION                BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE         WITH TRUST                OTHER DIRECTORSHIPS
----------------------         ----------               --------------------
C. William Maher; 34       Vice President and    Mr. Maher is a first vice presi-
                           Assistant Treasurer    dent and a senior manager of the
                                                  mutual fund finance division of
                                                  Mitchell Hutchins. Mr. Maher is
                                                  also a vice president and assis-
                                                  tant treasurer of 29 other in-
                                                  vestment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
Dennis McCauley; 48          Vice President      Mr. McCauley is a managing direc-
                                                  tor and chief investment offi-
                                                  cer--fixed income of Mitchell
                                                  Hutchins. Prior to December 1994,
                                                  he was Director of Fixed Income
                                                  Investments of IBM Corporation.
                                                  Mr. McCauley is also a vice pres-
                                                  ident of 17 other investment com-
                                                  panies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.
Ann E. Moran; 38           Vice President and    Ms. Moran is a vice president of
                           Assistant Treasurer    Mitchell Hutchins. Ms. Moran is
                                                  also a vice president and assis-
                                                  tant treasurer of 29 other in-
                                                  vestment compa- nies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
Dianne E. O'Donnell; 43    Vice President and    Ms. O'Donnell is a senior vice
                                Secretary         president and deputy general
                                                  counsel of Mitchell Hutchins. Ms.
                                                  O'Donnell is also a vice presi-
                                                  dent and secretary of 29 other
                                                  investment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.

                               POSITION                BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH TRUST                OTHER DIRECTORSHIPS
----------------------        ----------               --------------------
Victoria E. Schonfeld;      Vice President      Ms. Schonfeld is a managing direc-
45                                               tor and general counsel of Mitch-
                                                 ell Hutchins. From April 1990 to
                                                 May 1994, she was a partner in
                                                 the law firm of Arnold & Porter.
                                                 Ms. Schonfeld is also a vice
                                                 president of 29 other investment
                                                 companies for which Mitchell
                                                 Hutchins or PaineWebber serves as
                                                 investment adviser.
Paul H. Schubert; 33      Vice President and    Mr. Schubert is a first vice pres-
                          Assistant Treasurer    ident and a senior manager of the
                                                 mutual fund finance division of
                                                 Mitchell Hutchins. From August
                                                 1992 to August 1994, he was a
                                                 vice president at BlackRock Fi-
                                                 nancial Management, Inc. Prior to
                                                 August 1992, he was an audit man-
                                                 ager with Ernst & Young LLP. Mr.
                                                 Schubert is also a vice president
                                                 and assistant treasurer of 29
                                                 other investment companies for
                                                 which Mitchell Hutchins or
                                                 PaineWebber serves as investment
                                                 adviser.
Julian F. Sluyters; 35    Vice President and    Mr. Sluyters is a senior vice
                               Treasurer         president and the director of the
                                                 mutual fund finance division of
                                                 Mitchell Hutchins. Prior to 1991,
                                                 he was an audit senior manager
                                                 with Ernst & Young LLP. Mr.
                                                 Sluyters is also a vice president
                                                 and treasurer of 29 other invest-
                                                 ment companies for which Mitchell
                                                 Hutchins or PaineWebber serves as
                                                 investment adviser.

NAME AND ADDRESS*;          POSITION                BUSINESS EXPERIENCE;
AGE                        WITH TRUST                OTHER DIRECTORSHIPS
------------------         ----------               --------------------
Gregory K. Todd; 39    Vice President and    Mr. Todd is a first vice president
                       Assistant Secretary    and associate general counsel of
                                              Mitchell Hutchins. Prior to 1993,
                                              he was a partner in the law firm
                                              of Shereff, Friedman, Hoffman &
                                              Goodman. Mr. Todd is also a vice
                                              president and assistant secretary
                                              of 29 other investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.
Stuart Waugh; 40         Vice President      Mr. Waugh is a first vice presi-
                                              dent and a portfolio manager of
                                              Mitchell Hutchins responsible for
                                              global fixed income investments
                                              and currency trading. Mr. Waugh
                                              is also a vice president of four
                                              other investment companies for
                                              which Mitchell Hutchins serves as
                                              investment adviser.
Keith A. Weller; 34    Vice President and    Mr. Weller is a first vice presi-
                       Assistant Secretary    dent and associate general coun-
                                              sel of Mitchell Hutchins. From
                                              September 1987 to May 1995, he
                                              was an attorney in private prac-
                                              tice. Mr. Weller is also a vice-
                                              president and assistant secretary
                                              of 24 other investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

-------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Mr. Bewkes is an "interested person" of the Trust as defined in the 1940 Act by virtue of his position with PW Group.

  The Trust pays trustees who are not "interested persons" of the Trust $3,000 annually and $250 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of the Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of the Trust's current trustees who held office during the fiscal year ended October 31, 1995.

                               COMPENSATION TABLE

                                         PENSION OR                   TOTAL
                                         RETIREMENT               COMPENSATION
                                          BENEFITS                  FROM THE
                             AGGREGATE   ACCRUED AS   ESTIMATED   TRUST AND THE
                            COMPENSATION PART OF A     ANNUAL     FUND COMPLEX
                                FROM       FUND'S   BENEFITS UPON    PAID TO
 NAME OF PERSON, POSITION    THE TRUST*   EXPENSES   RETIREMENT    TRUSTEES**
 ------------------------   ------------ ---------- ------------- -------------
E. Garrett Bewkes, Jr.,
 Trustee and chairman of
 the board
 of trustees...............        --        --           --              --
Meyer Feldberg,
 Trustee...................    $7,000        --           --        $106,375
George W. Gowen,
 Trustee...................     7,000        --           --          99,750
Frederic V. Malek,
 Trustee...................     7,000        --           --          99,750
Judith Davidson Moyers,
 Trustee...................     7,000        --           --          98,500

-------
 *Represents fees paid to each trustee during the fiscal year ended October 31, 1995.
** Represents total compensation paid to each trustee during the calendar year ended December 31, 1995.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the Fund pursuant to a contract with the Trust dated April 21, 1988 ("Advisory Contract"). Under the Advisory Contract, the Fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, according to the following schedule:

                                                                         ANNUAL
     AVERAGE DAILY NET ASSETS                                             RATE
     ------------------------                                            ------
     Up to $500 million................................................. 0.750%
     In excess of $500 million up to $1.0 billion....................... 0.725
     In excess of $1.0 billion up to $1.5 billion....................... 0.700
     In excess of $1.5 billion up to $2.0 billion....................... 0.675
     Over $2.0 billion.................................................. 0.650

  For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, the Fund paid (or accrued) to Mitchell Hutchins advisory and administrative fees of $9,229,318, $12,723,592 and $11,643,584, respectively.

  In addition, under a service agreement pursuant to which PaineWebber provides certain services to the Fund not otherwise provided by the Fund's transfer agent, which agreement is reviewed by the Trust's board of trustees annually, during the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, PaineWebber earned fees in the approximate amounts of $376,299, $487,859 and $467,885, respectively.

  Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to the Fund or to the Trust's other series are allocated among series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the 1940 Act) of the Trust or Mitchell Hutchins, (6) all expenses incurred in connection with the trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law,
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

  As required by state regulation, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund exceed applicable limits in any fiscal year. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993 no reimbursements were made pursuant to such limitation.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the Trust's board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund.

  The following table shows the approximate net assets as of January 31, 1996, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                  INVESTMENT                                             NET
                   CATEGORY                                            ASSETS
                  ----------                                          ---------
                                                                       ($ MIL)
     Domestic (excluding Money Market)............................... $ 5,694.9
     Global..........................................................   2,879.2
     Equity/Balanced.................................................   2,858.1
     Fixed Income (excluding Money Market)...........................   5,716.0
       Taxable Fixed Income..........................................   3,965.6
       Tax-Free Fixed Income.........................................   1,750.4
     Money Market Funds..............................................  21,810.3

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class Y shares of the Fund under a distribution contract with the Trust dated July 1, 1991, as amended November 10, 1995 ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other business, to sell shares of the Fund. Class Y shares of the Fund are offered continuously. Under an exclusive dealer contract between Mitchell Hutchins and PaineWebber dated July 1, 1991, as amended November 10, 1995 ("Exclusive Dealer Contract"), PaineWebber sells the Fund's Class Y shares.

                             PORTFOLIO TRANSACTIONS

  Subject to policies established by the Trust's board of trustees, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions, through which most debt securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC market and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins generally seeks reasonably competitive commission rates and dealer spreads, payment of the lowest commission or spread is not necessarily consistent with obtaining the best net results. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, the Fund did not pay any brokerage commissions.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the last three fiscal years, the Fund has not paid brokerage commissions to Mitchell Hutchins or any of its affiliates.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of the Fund and subject to the review of the Trust's board of trustees, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. During the fiscal year ended October 31, 1994, the Fund did not direct any portfolio transactions to brokers chosen because they provide research services.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research services furnished by brokers or dealers through which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended October 31, 1995 and October 31, 1994, the portfolio turnover rates for the Fund were 113% and 108%, respectively.

                              VALUATION OF SHARES

  The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. ("NYSE") on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last available sale price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. All investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board of trustees determines that this does not represent fair value.

  Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees. The foreign currency exchange transactions of the Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

  The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the Fund's Performance Advertisements are calculated according to the following formula:

 P(1 + T)n  = ERV
where:  P   = a hypothetical initial payment of $1,000 to purchase shares of a specified Class
        T   = average annual total return of shares of that Class
        n   = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value. The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and then dividing the remainder by the initial value.

  The following table shows performance information for the Class Y shares (formerly Class C shares) of the Fund for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

                                                                         CLASS Y
                                                                         -------
Fiscal year ended October 31, 1995:
  Standardized Return...................................................  11.39%
  Non-Standardized Return...............................................  11.39
Five years ended October 31, 1995:
  Standardized Return*..................................................     NA
  Non-Standardized Return...............................................     NA
Inception (August 26, 1991) to October 31, 1995:
  Standardized Return*..................................................   7.69%
  Non-Standardized Return...............................................   7.69

-------
   NOTE: Class Y shares do not impose an initial or a contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.

  YIELD. Yields used in the Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a thirty-day period ("Period"), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:


                 a-b
   YIELD = 2 [ ( --- + 1)/6/ - 1 ]
                 cd

where:       a = interest earned during the Period attributable to a Class of shares

             b = expenses accrued for the Period attributable to a Class of shares (net of reimbursements)

             c = the average daily number of shares of the Class outstanding during the Period that were entitled to receive dividends

             d = the net asset value per share on the last day of the Period.

  Except as noted below, in determining interest income earned during the Period (variable "a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the period (variable "d" in the above formula), the Fund's current maximum 4% sales charge on Class A shares is included. The yield of the Fund's Class Y shares for the 30-day period ended October 31, 1995 was 5.74%.

  OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper") for world income funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Morgan Stanley Capital International Perspective Indices, the Solomon Brothers World Government Index, the Solomon Brothers Non-U.S. Dollar Index, the Lehman Bond Index, 30-year and 10-year U.S. Treasury Bonds and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.

  The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Fund are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which the Fund probably would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the PFIC. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures, forward currency contracts and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

  The Fund may acquire zero coupon Treasury securities issued with original issue discount. As the holder of such securities, the Fund must include in its gross income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures, forward currency, foreign currency position contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                               OTHER INFORMATION

  PAINEWEBBER INVESTMENT SERIES. Prior to July 1, 1991, the name of the Fund was "PaineWebber Master Global Income Fund." Prior to November 10, 1995, the Fund's Class Y shares were known as "Class C" shares.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust or the Fund. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, the Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants.

                              FINANCIAL STATEMENTS

  The Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF MOODY'S LONG-TERM DEBT RATINGS

  AAA. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than the "Aaa" securities; A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; BAA. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "AA" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE DEBT RATINGS

  AAA. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B. Debt rated "BB" and "B" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating; B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

  NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as matter of policy.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

  PRIME-1. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. PRIME-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

  A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1". A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL IN-FORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATE-MENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  -----------

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Investment Policies and Restrictions...................................   1
Hedging and Related Income Strategies..................................   8
Trustees and Officers..................................................  18
Investment Advisory and Distribution Arrangements......................  25
Portfolio Transactions.................................................  27
Valuation of Shares....................................................  29
Performance Information................................................  30
Taxes..................................................................  32
Other Information......................................................  34
Financial Statements...................................................  35
Appendix...............................................................  36

(C) 1996 PaineWebber Incorporated

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                       PAINEWEBBER

                GLOBAL INCOME FUND

                    CLASS Y SHARES


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STATEMENT OF ADDITIONAL INFORMATION

                  FEBRUARY  , 1996


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                       PAINEWEBBER